Fair Values of Financial Instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Fair Values of Financial Instruments
32 Fair Values of Financial Instruments
Financial instruments comprise of financial assets and financial liabilities. Financial assets consist of bank balances and cash, other financial investments, trade receivables and receivables due from related parties. Financial liabilities consist of trade payables and payables due to related parties.
Management considers that the carrying amounts of financial assets measured at amortized cost, and financial liabilities in the financial statements approximate their fair values, due to their short term maturities.
Financial investments measured at fair value
As of December 31, 2022 other financial assets were measured using as inputs quoted prices in an active market, corresponding to the Level 1 of the fair value hierarchy of IFRS 13.
When transfers into and out of fair value hierarchy levels are required, it is the Group's policy to transfer the amounts at the end of the reporting period.
Amounts of other financial assets corresponding to the Level 1 of the fair value hierarchy are transferred to Level 2 when quoted prices cease to be available. Level 2 measurements of fair value are determined by maximizing the use of market data other than the quoted price, such as interest rate yield curves and publicly available credit ratings. Conversely, amounts of other financial assets corresponding to the Level 2 are transferred to Level 1 when quoted prices become available.